SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-32837	75-2749762
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

15305 Dallas Parkway
Suite 1600
Addison, Texas	75001
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 7(c). EXHIBITS
Item 9. REGULATION FD DISCLOSURE
SIGNATURE
News Release

Item 7(c). EXHIBITS

99.1	News Release

Item 9. REGULATION FD DISCLOSURE

     Attached hereto is a copy of a news release dated April 23, 2004 announcing a joint venture between United Surgical Partners International, Inc. and Adventist Health System.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: April 23, 2004

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